                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      NOVEMBER 1, 2001 (OCTOBER 30, 2001)




                              PLUS SOLUTIONS, INC.
                              (Name of Registrant)



           NEVADA                            000-28331                 88-0412455
(State or other jurisdiction of             (Commission             (I.R.S. Employer
incorporation or organization)              File Number)          Identification Number)




              14677 MIDWAY ROAD, SUITE 206, ADDISON, TEXAS, U.S.A.
                    (Address of principal executive officers)


                                      75001
                                   (Zip Code)



                                  972-687-0090
                         (Registrant's telephone number,
                              including area code)



       6436 LABURNUM STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6M 3S9
                (Former address of principal executive offices)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) The Board of Directors of Plus Solutions, Inc. (the "Company") notified Deloitte & Touche LLP ("DT") of its decision to dismiss DT as the Company's independent auditors, effective October 30, 2001.

         (b) The independent auditors' report of DT for the year ended December 31, 2000, each of the two years in the period ended December 31, 2000, and period from October 5, 1998 (date of inception) to December 31, 2000, was modified to include explanatory paragraphs as to the Company's development stage and its ability to continue as a going concern.

         (c) The Company's board of directors recommended and approved DT's dismissal.

         (d) During the Company's two years ended December 31, 2000, and through October 30, 2001, there were no disagreements with DT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements(s), if not resolved to the satisfaction of DT, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

         (e) During the Company's two years ended December 31, 2000, and through October 30, 2001, there were no "Reportable Events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs
                  (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

         (f) The Company has requested that DT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 31, 2001, is attached hereto as
                  Exhibit 16.1.

         (g) On October 30, 2001, the Company engaged Travis Wolff as the Company's independent auditors. The decision to engage Travis Wolff was made by the Company's board of directors. During the two years ended December 31, 2000, through October 30, 2001, neither the Company nor anyone on its behalf consulted Travis Wolff regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Travis Wolff provide to the Company a written report or oral advice regarding such principles or audit opinion; or (2) any matter that was either the subject of a "disagreement", as such term is defined in Item 304(a)(1)(iv), or a Reportable Event.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated November 1, 2001



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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 1, 2001           PLUS SOLUTIONS, INC.


                                  By:  /s/ MAX GOLDEN
                                     ------------------------------------------
                                     Vice President and Chief Financial Officer



                                       3
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                                  EXHIBIT INDEX



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  16.1          Letter from Deloitte & Touche LLP to the Securities and
                Exchange Commission dated November 1, 2001





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